UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2025

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a Special Meeting, 4,334,176 shares of the Company’s common stock were represented in person or by proxy out of the 11,077,997 shares outstanding and entitled to vote as of January 29, 2025, the record date for the Special Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Special Meeting are set forth below.

1.	The Company’s stockholders voted on whether to grant discretionary authority to our board of directors to (i) amend the Company’s articles of incorporation to combine outstanding shares of the Company’s Common Stock into a lesser number of outstanding shares, or a “reverse stock split”, at a specific ratio within a range of one-for-three (1-for-3) to a maximum of a one-for-eleven (1-for-11), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”). The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,442,858	879,909	11,409

2.	The Company’s stockholders voted to authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on January 29, 2025. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,168,629	702,621	1,340,998	1,121,928

3.	The Company’s stockholders voted on the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal or the Issuance Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, or the Issuance Proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,418,795	439,217	476,164

Proposal 1 above, required the vote of a majority of the Company’s outstanding voting stock which was not obtained, accordingly the Reverse Split Proposal was not passed. Proposal two was approved by a majority of the votes cast, as required and was passed. Proposal 3 was passed but the Special Meeting was not adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025

SHARPS TECHNOLOGY, INC.

/s/ Andrew R. Crescenzo
Andrew R. Crescenzo
Chief Financial Officer